EXHIBIT 99.2

SYSTEMONE TECHNOLOGIES INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-KSB/A of SystemOne Technologies Inc. (the #gCompany#h) for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the #gReport#h), Steven M. Healy, Director of Finance and Administration of the Company, hereby certifies, pursuant to 18 U.S.C. ## 1350, as adopted pursuant to ## 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven M. Healy Steven M. Healy Director of Finance and Administration

Date: April 30, 2003